UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY DRAFT—SUBJECT TO COMPLETION

THE BANK OF KENTUCKY FINANCIAL CORPORATION

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(859) 371-2340

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 17, 2009

Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation (“BKFC”) will be held at the Hilton Hotel, 7373 Turfway Road, Florence, Kentucky 41042, on April 17, 2009, at 5:00 p.m. Eastern Daylight Saving Time (the “Annual Meeting”), for the following purposes:

1.	To elect nine directors of BKFC for terms expiring in 2010;

2.	To ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm of BKFC for the current fiscal year;

3.	To approve a non-binding, advisory proposal on the compensation of BKFC’s executive officers; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Enclosed with this Notice is a Proxy Statement, Proxy Card and business reply postage-paid envelope (collectively, “Proxy Materials”). The foregoing matters are described in more detail in the enclosed Proxy Statement.

Important notice regarding the availability of Proxy Materials for the Special Meeting of Stockholders: This Proxy Statement and Proxy Card are available on our website at www.bankofkyhb.com under the “Investor Relations” link by clicking “SEC Filings” or by going directly to https://www.bankofkyhb.com/site/aboutus_sec.html.

Only stockholders of BKFC of record at the close of business on March 6, 2009, will be entitled to receive notice of and to vote at the Annual Meeting.

BKFC’s Proxy Statement accompanies this notice of the Annual Meeting. Financial and other information about BKFC is contained in the enclosed Annual Report to Stockholders for the fiscal year ended December 31, 2008.

You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to sign, date and promptly return the enclosed proxy so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting. Any stockholder who executes such a proxy may revoke it at any time before it is exercised.

By Order of the Board of Directors

Herbert H. Works, Secretary

Crestview Hills, Kentucky

March     , 2009

THE BANK OF KENTUCKY FINANCIAL CORPORATION

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(859) 371-2340

PROXY STATEMENT

The Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation (“BKFC”), is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the 2009 Annual Meeting of Stockholders of BKFC to be held at the Hilton Hotel, 7373 Turfway Road, Florence, Kentucky 41042, on April 17, 2009, at 5:00 p.m., Eastern Daylight Saving Time, and at any adjournment or postponement thereof (the “Annual Meeting”). The shares represented by the proxies received, properly dated and executed and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

•	delivering a written notice of revocation to BKFC, Attention: Secretary;

•	delivering a duly executed proxy bearing a later date to BKFC; or

•	attending the Annual Meeting and voting in person.

Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail without additional compensation. The cost of soliciting proxies will be borne by BKFC.

VOTING SECURITIES

Only stockholders of record as of 5:00 p.m., Eastern Daylight Saving Time on March 6, 2009, which is the “Record Date,” will be entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC (“Share”) owned. BKFC’s records disclose that, as of the Record Date, there were 5,612,607 votes entitled to be cast at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election (the “Inspector”) with the assistance of BKFC’s transfer agent. The Inspector will also determine whether or not a quorum is present. The presence, in person or by proxy, of a majority of the issued and outstanding Shares entitled to vote at the Annual Meeting is necessary to establish a quorum at the Annual Meeting. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum and therefore, abstentions and broker non-votes will have the effect of a negative vote for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

FOR the election of Charles M. Berger, Rodney S. Cain, Harry J. Humpert, Barry G. Kienzle, John E. Miracle, Mary Sue Rudicill, Ruth M. Seligman-Doering, Herbert H. Works and Robert W. Zapp as directors of BKFC for terms expiring in 2010;

FOR the ratification of the selection of Crowe Horwath LLP (formerly known as Crowe Chizek and Company LLC) (“Crowe Horwath”) as the independent registered public accounting firm of BKFC for the current fiscal year; and

FOR the approval of the non-binding, advisory proposal on the compensation of BKFC’s executive officers

The Board of Directors recommends a vote “FOR” each of these proposals.

This Proxy Statement is first being mailed to stockholders of BKFC on or about March     , 2009. This Proxy Statement and a sample of the form of Proxy Card sent to stockholders by BKFC are available at: https://www.bankofkyhb.com/site/aboutus_sec.html.

VOTE REQUIRED

Election of Directors

At the Annual Meeting, nine directors are to be elected for terms expiring in 2010. The nine nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the proxy. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors (“Non-Votes”) are not counted toward the election of directors or toward the election of the individual nominees specified on the proxy. If a stockholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted for the election of directors by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the election of Messrs. Berger, Cain, Humpert and Kienzle, Dr. Miracle, Mses. Rudicill and Seligman-Doering, and Messrs. Works and Zapp as directors of BKFC for terms expiring in 2010 and will not be treated as Non-Votes.

Ratification of Selection of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Horwath as the independent registered public accounting firm of BKFC for the current fiscal year. The effect of an abstention or a Non-Vote is the same as an “against” vote. If, however, a stockholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of Crowe Horwath as the independent registered public accounting firm by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the ratification of the selection of Crowe Horwath as the independent registered public accounting firm and will not be considered Non-Votes.

Advisory Vote on Executive Compensation

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to approve a non-binding, advisory proposal regarding the compensation of BKFC’s executive officers. The effect of an abstention or a Non-Vote is the same as an “against” vote. If, however, a stockholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted for the approval of the non-binding, advisory proposal regarding the compensation of BKFC’s executive officers by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the approval of the non-binding, advisory proposal regarding the compensation of BKFC’s executive officers and will not be considered Non-Votes.

CORPORATE GOVERNANCE

BKFC periodically reviews its corporate governance policies and procedures to ensure that it reports results with accuracy and transparency and maintains compliance with the laws, rules and regulations that govern the operation of BKFC and its wholly-owned subsidiary, the Bank of Kentucky, Inc. (the “Bank”). As part of this periodic corporate governance review, the Board of Directors reviews and adopts corporate governance policies and practices for BKFC, as appropriate.

Code of Ethics

All BKFC and Bank employees, including BKFC’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, are required to abide by the Bank’s Code of Ethics (the “Code of Ethics”). Accordingly, BKFC does not maintain a separate code of ethics applicable solely to its principal executive officer, principal financial officer and/or its principal accounting officer or persons performing similar functions. The BKFC Board of Directors believes that this Code of Ethics substantially conforms to the code of ethics required by the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Code of Ethics requires that the Bank’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Bank’s best interest. Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics.

BKFC will provide a copy of the Code of Ethics without charge to any person upon written request to BKFC at its principal executive office at 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017, Attention: President.

The Board of Directors - Independence

The Board of Directors has determined that each director other than Messrs. Cain and Zapp are independent within the meaning of Rule 4200(a)(15) of the NASDAQ Stock Market (“NASDAQ”). In making this determination, the Board of Directors was aware of and considered the loan and deposit relationships with directors and their related interests which the Bank enters into in the ordinary course of its business, and the lease and other arrangements which are disclosed under “Certain Relationships and Related Transactions” in this Proxy Statement.

Meetings and Committees of the Board of Directors

The Board of Directors of BKFC met 13 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2008. The Board of Directors of the Bank also met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2008. Each director attended at least 75% of the aggregate of the total meetings of the Boards of Directors and committees on which he or she served.

Compensation Committee

The Compensation Committee of BKFC consisted of Dr. Miracle, Mr. Works and Ms. Rudicill in 2008, each of whom was “independent” as that term is defined in NASDAQ Rule 4200(a)(15). The Compensation Committee met four times in 2008. The Board of Directors of BKFC has adopted a written charter for the Compensation Committee, a copy of which is attached hereto as Exhibit A.

The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation, options and incentive compensation awards and plans, and other forms of compensation for the President and Chief Executive Officer (“CEO”) and the Treasurer and Assistant Secretary as described in this Proxy Statement. The Compensation Committee makes its recommendations to the Board of Directors, which has final approval of the compensation package for the President and CEO and the Treasury and Assistant Secretary. Further, the President and CEO makes recommendations to the Compensation Committee regarding the compensation of the Treasurer and Assistant Secretary, subject to the Board of Directors’ final approval of the compensation package for the Treasurer and Assistant Secretary. Mr. Cain and Mr. Works are members of the Board of Directors and receive no compensation for serving as officers of BKFC, but receive the same compensation as other members of the Board of Directors. To date, no compensation consultant has been engaged to assist the Compensation Committee or the Board of Directors in connection with establishing executive compensation. The Compensation Committee also prepares the Compensation Committee Report for inclusion in the BKFC Proxy Statement. The report of the Compensation Committee is set forth in this Proxy Statement under the heading “Compensation Committee Report on Executive Compensation.”

BKFC has participated in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”) established by the U.S. Department of the Treasury (“Treasury”) as part of the Emergency Economic Stabilization Act of 2008 (“EESA”). On February 13, 2009, BKFC issued and sold to Treasury shares of preferred stock and a warrant to purchase a certain amount of common stock. As a CPP participant, during the time that Treasury owns the preferred stock it purchased from BKFC (the “TARP Period”), the Compensation Committee has an obligation under the EESA to undertake certain risk assessment reviews of the incentive compensation of BKFC’s “senior executive officers” as determined under the CPP. Such obligations and other executive compensation requirements are described in more detail under the heading “Compensation Discussion and Analysis–BKFC’s Participation in the CPP.”

Audit Committee

The Audit Committee of BKFC consisted of Messrs. Humpert and Kienzle and Ms. Rudicill in 2008, each of whom was “independent” as that term is defined in NASDAQ Rule 4200(a)(15). Until his resignation effective November 21, 2008, John P. Williams, Jr. also served on BKFC’s Audit Committee, and he was “independent” as that term is defined in NASDAQ Rule 4200(a)(15). The Board has determined that each Audit Committee member is financially literate and has determined that Mr. Kienzle is an “audit committee financial expert” as defined under

Securities and Exchange Commission rules and regulations by virtue of his background and experience. The Audit Committee met 15 times in 2008. The Audit Committee of BKFC also serves as the Audit Committee for the Bank. The Board of Directors of BKFC has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit B. The responsibilities of the Audit Committee include the following:

•	retaining an independent registered public accounting firm to conduct the annual audit of BKFC’s consolidated financial statements and internal control over financial reporting;

•	reviewing the proposed scope of the audits of the independent registered public accounting firm and BKFC’s internal auditors;

•	reviewing the results of the audits performed by the independent registered public accounting firm and BKFC’s internal auditors;

•	reviewing BKFC’s accounting and financial controls with the independent registered public accounting firm and BKFC’s internal audit, financial and accounting staff;

•	overseeing the accounting and financial reporting processes of BKFC and its subsidiary;

•	instituting procedures for the receipt, retention and treatment of complaints received by BKFC regarding accounting, internal accounting controls or auditing matters; and

•	assisting the Board of Directors in the oversight of:

•	the integrity of BKFC’s consolidated financial statements and the effectiveness of BKFC’s internal control over financial reporting;

•	the performance of BKFC’s independent registered public accounting firm and internal auditors;

•	the independent registered public accounting firm’s and internal auditors’ qualifications and independence; and

•	the legal compliance and ethics programs established by management and the full Board.

The Audit Committee will also carry out any other responsibilities delegated to the Audit Committee by the full Board of Directors. The report of the Audit Committee required by the rules of the SEC is included in this Proxy Statement. See “Proposal No. 2: Ratification of Independent Registered Public Accounting Firm—Audit Committee Report.”

Nominating Committee

The Board of Directors of BKFC currently does not have a committee performing the function of a nominating committee. The entire Board of Directors of BKFC acts as a nominating committee for selecting nominees for election as directors. As a result, there is no written charter for a nominating committee.

The Board of Directors of BKFC believes it is appropriate for BKFC not to have a standing nominating committee because seven of the nine members of the Board of Directors are “independent” within the meaning of NASDAQ Rule 4200(a)(15). The Board of Directors believes that, given that such a high percentage of the directors are independent, allowing the full Board of Directors to act as a nominating committee does not permit the management directors to exercise undue control over the director nomination process. Moreover, the Board of Directors believes that all of the directors, including the management directors, have significant expertise in the operations and needs of BKFC and its Board of Directors, and have valuable insights to offer regarding the value that qualified directors can bring to BKFC.

In its deliberations, the BKFC Board of Directors, functioning as a nominating committee, considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs. Any nominee for director chosen by the Board of Directors, acting as a nominating committee, must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies, the Board solicits its then current directors for the names of potential qualified candidates. Moreover, the Board may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Board would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as director of BKFC.

BKFC’s By-Laws set forth procedures that must be followed by stockholders seeking to make nominations for directors. In accordance with Section 3.3 of the By-Laws, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been owned. In the event a stockholder has submitted a proposed nominee, the Board would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Board of Directors would evaluate nominees for director recommended by the Board of Directors.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of BKFC’s Shares as of March 6, 2009 by:

•	person who is known to BKFC to own beneficially more than 5% of BKFC’s Shares;

•	each of BKFC’s directors;

•

the Chief Executive Officer and Treasurer of BKFC (together, the “Named Executive Officers,” as there were no other “executive officers” as defined by SEC regulation who received a total annual compensation package in excess of $100,000 for fiscal year 2008); and

•	all current Named Executive Officers and directors as a group.

All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by a footnote. The shares of common stock subject to options currently exercisable or exercisable within 60 days of March 6, 2009 are deemed outstanding for calculating the percentage of outstanding shares of the person holding those options, but are not deemed outstanding for calculating the percentage of any other person. The address of each beneficial owner is c/o BKFC, at 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017, unless otherwise indicated by footnote.

Name and Address	Amount and Nature of Beneficial Ownership		Percentage of Shares Outstanding
Directors & Executive Officers
Charles M. Berger	53,382	(1)	* %
Rodney S. Cain	870,849	(2)	15.47
Harry J. Humpert	49,757	(3)	*
Barry G. Kienzle	15,940	(4)	*
John E. Miracle	127,779	(5)	2.27
Mary Sue Rudicill	76,940	(6)	1.37
Ruth M. Seligman-Doering	123,188	(7)	2.19
Herbert H. Works	49,365	(8)	*
Robert W. Zapp	213,607	(9)	3.78
Martin J. Gerrety	13,356	(10)	*

All directors, nominees and executive officers of BKFC as a group (10 persons)	1,594,163		27.53%

Beneficial Owners Holding More than 5%
Estate of R. C. Durr(11)	946,124		16.82%

*	Less than 1%
(1)	Includes 6,378 Shares held jointly by Mr. Berger and his spouse, 6,475 Shares held by Mr. Berger’s spouse and sons, 15,000 Shares held by Berger-Collins L.L.C., of which Mr. Berger is the managing member, and 15,750 Shares that may be acquired upon the exercise of options.

(2)	Includes 845,828 Shares owned jointly by Mr. Cain and his spouse and 15,750 Shares that may be acquired upon the exercise of options.
(3)	Includes 14,238 Shares owned by Mr. Humpert’s wife and 14,250 Shares that may be acquired upon the exercise of options.
(4)	Includes 3,574 Shares owned by Mr. Kienzle’s spouse and 5,000 Shares that may be acquired upon the exercise of options.
(5)	Includes 38,226 Shares owned by Dr. Miracle’s spouse, 6,725 Shares owned jointly by Dr. Miracle and his wife, and 15,750 Shares that may be acquired upon the exercise of options.
(6)	Includes 10,750 Shares owned jointly by Ms. Rudicill and her spouse, 13,500 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her spouse, and 15,750 that may be acquired upon the exercise of options.
(7)	Includes 107,338 Shares held in trust, of which Ms. Seligman-Doering is the trustee, and 15,750 Shares that may be acquired upon the exercise of options.
(8)	Includes 2,000 Shares owned by Boone-Kenton Lumber, of which Mr. Works is the President and owner, and 15,750 Shares that may be acquired upon the exercise of options.
(9)	Includes 43,715 Shares owned jointly by Mr. Zapp and his spouse, 3,948 Shares held by Mr. Zapp’s spouse as custodian for Mr. Zapp’s children, 43,052 Shares owned by Mr. Zapp’s spouse and 40,900 Shares that may be acquired upon the exercise of options.
(10)	Includes 3,366 shares held by Mr. Gerrety’s spouse and 9,440 Shares that may be acquired upon the exercise of options.
(11)	Mr. Durr, a director and Chairman Emeritus of the Board of Directors, passed away on May 21, 2007. The address of the estate is c/o Ziegler & Schneider, PSC, 541 Buttermilk Pike, Suite 500, Covington, Kentucky 41017. Includes 10,750 Shares that may be acquired upon the exercise of options.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nine directors, representing all of the current directors of BKFC, are to be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2010 or until their respective successors are elected or appointed. Following the stockholders’ approval of a proposal at last year’s annual meeting, the Board of Directors is no longer segregated into three classes each serving three-year terms, and the terms of all of BKFC’s directors expired immediately prior to the election of directors at this Annual Meeting.

If any nominee is unable to stand for election, the proxies will be voted for such substitute as the Board of Directors recommends. As of the date of mailing this Proxy Statement, the Board of Directors knows of no reason why any nominee would be unable to serve if elected.

Information regarding the nominees for election and continuing directors is provided below. The age indicated for each individual is as of March 6, 2009. Unless otherwise stated, the indicated period of service as a director includes service as a director of the Bank. There are no family relationships among directors or executive officers of BKFC.

Nominees for the Board of Directors

Name	Age	Position(s) Held
Charles M. Berger	56	Director
Rodney S. Cain	70	Chairman and Director
Harry J. Humpert	83	Director
Barry G. Kienzle	57	Director
John E. Miracle	66	Director
Mary Sue Rudicill	65	Director
Ruth M. Seligman-Doering	68	Director
Herbert H. Works	80	Secretary and Director
Robert W. Zapp	57	President, CEO and Director

Charles M. Berger has served as a director of both BKFC and the Bank since April 2002. Mr. Berger has been the President of Bilz Insurance Agency in Covington, Kentucky since 1990.

Rodney S. Cain has served as a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990. Mr. Cain is currently the Chairman of both BKFC and the Bank. From 1990 to 2003, Mr. Cain served as Secretary of both BKFC and the Bank. Mr. Cain is the Chairman and CEO of Wiseway Supply and has been employed by that company since 1972.

Harry J. Humpert has served as a director of BKFC and the Bank since 1995. Mr. Humpert is the President of Humpert Enterprises, Inc., a company that operates Klingenberg’s Hardware and Paint in Covington, Kentucky and has been employed by that company for the last 50 years.

Barry G. Kienzle was appointed by the Board of Directors in February 2007 to fill the vacancy created by the resignation of David E. Meyer. Mr. Kienzle is the Senior Vice President and Chief Financial Officer (“CFO”) of Paul Hemmer Companies and has been employed by that company since 1987.

John E. Miracle, D.M.D., has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Dr. Miracle had a private dental practice for 30 years and retired from practice in September 1999.

Mary Sue Rudicill has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Ms. Rudicill has been the Chairman of Belleview Sand and Gravel, Inc. and Gravelview Trucking Company for 15 years.

Ruth M. Seligman-Doering has served as a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990. Ms. Seligman-Doering is currently a director of Charles Seligman Distributing Company, Inc., and has also been its President and CEO since 1992.

Herbert H. Works has served as a director of BKFC since its inception in 1994 and a director of the Bank since 1992. Since 2003, Mr. Works has served as the Secretary of both BKFC and the Bank. Mr. Works is the President of Boone-Kenton Lumber and has been employed by that company for the last 26 years.

Robert W. Zapp has served as a director of BKFC since its inception in 1994 and a director of the Bank since its inception in 1990. Mr. Zapp is the President and CEO of the Bank and BKFC and has served in that capacity since each of their inceptions. Prior to that, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank, and resigned as President of such institution in order to participate in the organization of the Bank.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all nominees named above.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Crowe Horwath as the independent registered public accounting firm of BKFC and the Bank for the current fiscal year. Crowe Horwath has been the auditor of BKFC since 1995. In the event that ratification of this selection of independent registered public accounting firm is not approved by a majority of the Shares voting thereon, the Audit Committee will review its future selection of auditors.

Management expects that a representative of Crowe Horwath will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Horwath as the independent registered public accounting firm of BKFC for the current fiscal year. The effect of an abstention or a Non-Vote is the same as an “against” vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of Crowe Horwath as the independent registered public accounting firm by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the ratification of the selection of Crowe Horwath as the independent registered public accounting firm and will not be considered Non-Votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the selection of Crowe Horwath as the independent registered public accounting firm of BKFC for the current fiscal year.

Aggregate fees for professional services rendered for BKFC and the Bank by Crowe Horwath for the years ended December 31, 2008 and 2007 are described below. While the Audit Committee has not established pre-approval policies and procedures with respect to engagement of accountants to render audit or non-audit services, all auditing services and non-audit services provided by Crowe Horwath for the years ended December 31, 2008 and 2007 have been approved by the Audit Committee.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the BKFC annual consolidated financial statements as of and for the years ended December 31, 2008 and 2007, the audit of management’s assertion on internal control over financial reporting as of December 31, 2008 and 2007, and the reviews of the financial statements included in the BKFC Quarterly Reports on Form 10-Q filed during the fiscal years ended December 31, 2008 and 2007 were $220,000 and $240,000, respectively, which were paid or expected to be paid to Crowe Horwath.

Audit Related Fees

The aggregate fees billed to BKFC for assurance related services by Crowe Horwath for the fiscal years ended December 31, 2008 and 2007 were $15,000 and $5,075, respectively. The fees included assistance on various accounting issues in 2008 and 2007.

Tax Fees

The aggregate fees billed for tax services by Crowe Horwath for the fiscal years ended December 31, 2008 and 2007 were $11,100 and $35,375, respectively. Such fees were for tax return preparation and other tax services.

All Other Fees

No fees for other products and services were billed by Crowe Horwath for the fiscal year ended December 31, 2007 or December 31, 2008.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services provided by the independent registered public accounting firm to BKFC or the Bank and ensures that the independent registered public accounting firm is not engaged to perform the specific non-audit services prohibited by law, rule or regulation. During the year ended December 31, 2008, all services were approved in advance by the Audit Committee in compliance with these procedures.

Audit Committee Report

BKFC’s management is responsible for BKFC’s internal control over financial reporting and for preparation of BKFC’s consolidated financial statements in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of BKFC’s internal control over financial reporting and consolidated financial statements and issuing an opinion on the effectiveness of internal control over financial reporting and conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees BKFC’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that BKFC’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication With Audit Committees”), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the auditors’ independence from BKFC and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with BKFC’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit’s examination, their evaluation of BKFC’s consolidated financial statements and internal control over financial reporting, and the overall quality of BKFC’s financial reporting process and required communications discussed above.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of BKFC’s management, which has the primary responsibility for the financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of BKFC’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that BKFC’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of BKFC’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that BKFC’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referenced above, the Audit Committee recommends to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in BKFC’s

Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. Subject to shareholder ratification, the Audit Committee has selected BKFC’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Harry J. Humpert

Barry G. Kienzle

Mary Sue Rudicill

PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 (the “ARRA”), signed into law on February 17, 2009, includes a provision requiring CPP participants, during the period in which any obligation arising from assistance provided under the CPP remains outstanding, to permit a separate shareholder vote to approve the compensation of executives as disclosed pursuant to the compensation rules of the Securities and Exchange Commission. This requirement applies to any proxy, consent, or authorization for an annual or other meeting of the participant’s stockholders. Under this legislation, the stockholder vote is not binding on the board of directors of the CPP participant, and may not be construed as overruling any decision by the participant’s board of directors.

Therefore, stockholders are being given the opportunity to vote on a non-binding, advisory resolution at the Annual Meeting to approve BKFC’s executive compensation policies and procedures as described below under “Compensation Discussion and Analysis” and tabular disclosure of Named Executive Officer compensation as described below under “Executive Compensation.” This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse BKFC’s executive pay program.

The three-fold objective of BKFC’s compensation policies and procedures is to retain and reward experienced, highly qualified executives critical to BKFC’s long-term success and to link their success to that of BKFC. The Board of Directors believes that BKFC’s compensation policies and procedures achieve this objective.

Resolution to be Approved

The holders of a majority of the votes cast in person or by proxy at the Annual Meeting are asked to approve the following resolution:

“Resolved, that the stockholders approve the compensation of The Bank of Kentucky Financial Corporation’s executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

This is an advisory vote only, and neither BKFC nor the Board of Directors will be bound to take action based upon the outcome. The Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

Required Vote

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to approve the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures. The effect of an abstention or a Non-Vote is the same as an “against” vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted for the approval of the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the approval of the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures and will not be considered Non-Votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures.

EXECUTIVE OFFICERS

The executive officers of BKFC as of the date of this Proxy Statement are listed below. All executive officers hold office until their successors are appointed. Executive officers are appointed annually by the Board of Directors.

Name	Age	Position
Rodney S. Cain	70	Chairman
Robert W. Zapp	57	President and Chief Executive Officer
Herbert H. Works	80	Secretary
Martin J. Gerrety	45	Treasurer and Assistant Secretary

Biographical information regarding each of these executive officers, except Mr. Gerrety, is set forth above, in “Proposal No. 1: Election of Directors.”

Martin J. Gerrety was Senior Vice President and CFO of Peoples Bank of Northern Kentucky from 1996 until 2002. He has served as both Treasurer and Assistant Secretary of BKFC since May 2003, and as Senior Vice President, CFO of the Bank since 2002 until July of 2005 and as Executive Vice President, CFO of the Bank since July of 2005.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains BKFC’s compensation philosophy, policies and practices with respect to the President and CEO, and Treasurer and Assistant Secretary, both of whom are referred to collectively as the “Named Executive Officers.”

Responsibility for Executive Compensation Program

The Compensation Committee of the Board of Directors is responsible for establishing compensation policies with respect to the President and CEO and the Treasurer and Assistant Secretary, whose compensation is listed in the “Executive Compensation—Summary Compensation Table” on page 17 below, and overseeing their compensation. The Compensation Committee consults with the President and CEO in setting the compensation for BKFC’s Treasurer and Assistant Secretary.

Compensation Objectives

The Compensation Committee seeks to achieve three broad goals in connection with the compensation program and decisions regarding the President and CEO and the Treasurer and Assistant Secretary (the “Named Executive Officers”). First, the Compensation Committee structures the compensation program in a manner that the Compensation Committee believes will enable BKFC and the Bank to retain the Named Executive Officers. Second, the Compensation Committee establishes the compensation program for the Named Executive Officers to reward them for the achievement of business objectives of BKFC and the Bank. Finally, the compensation programs for the Named Executive Officers are intended to provide each respective officer with an equity interest in BKFC so as to link a portion of his compensation with the performance of BKFC’s common stock.

Neither BKFC nor the Bank have entered into employment agreements or separate change-of-control or severance agreements with the Named Executive Officers in connection with BKFC and the Bank’s compensation programs because BKFC does not favor treatment of the Named Executive Officers in those circumstances beyond that provided for employees generally.

Compensation Components

The key components of the compensation program for the Named Executive Officers consist of a base salary, a performance-based cash bonus plan and participation in various performance-based and other compensation plans, including BKFC’s 1997 and 2007 Stock Option Plans, Pension Plan, Contribution Plan and Insurance Plan, as further described below.

In determining annual base salary and performance-based compensation, such as cash bonuses, the Compensation Committee believes that establishing performance-based goals for the Bank provides an opportunity to align awards with performance. The base salary for the Named Executive Officers are established from year to year by the Board of Directors, based on the recommendations of the Compensation Committee. Cash bonus compensation is determined as described below. The Compensation Committee’s review and recommendations to the Board of Directors with respect to the executive compensation of the Treasurer and Assistant Secretary reflects a departure from the methodology followed in prior years, whereby the President and CEO was solely responsible for evaluating and establishing compensation for the Treasurer and Assistant Secretary.

At the end of each calendar year, the Compensation Committee reviews the past year’s performance by the Named Executive Officers and also reviewed any matters which may have occurred during the prior year that represented extraordinary services or accomplishments or any extraordinary matters which were beyond the Named Executive Officer’s control. Based upon the foregoing, the Compensation Committee formulates its recommendations pertaining to the Named Executive Officers and submits them for approval by the Board of Directors.

The key components of BKFC’s executive compensation program are set forth in greater detail below.

Base Salary. BKFC’s base salary program is designed to provide a competitive base salary to management and other employees. The salary levels of all employees, including the Named Executive Officers, are set to reflect the duties and levels of responsibilities inherent in the position and the competitive conditions in the banking business in BKFC’s market area. Comparative salaries paid by peer financial institutions are considered in establishing the salary for a given position. Particularly in determining the Named Executive Officers’ base salaries, the Compensation Committee utilizes surveys prepared by trade groups and other independent sources of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The base salaries for the President and CEO and the Treasurer and Assistant Secretary are reviewed annually by the Compensation Committee, taking into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the individual, including individual performance, historic salary levels, general market conditions, job responsibilities, level of experience, ability and knowledge of the position and complexity of BKFC’s operations. These factors are considered in the aggregate and none of the factors are accorded a specific weight. See “Executive Compensation—Summary Compensation Table” for base salaries paid to the Named Executive Officers during the 2008 fiscal year.

Bonus Plan. BKFC’s bonus plan provides the Named Executive Officers with additional incentive to attain company-wide financial objectives and individual performance goals. For fiscal years 2004 through 2007, the Board of Directors established a variable cash bonus award of up to 49% of base salary for each such year, based upon the Bank’s achievement of levels of return on equity (“ROE”), return on assets (“ROA”) and asset growth. In 2008, the Board of Directors revised its criteria under the bonus plan. The criteria established for 2008 provide for potential bonus awards based upon the increase in BKFC’s diluted earnings per share as compared to the prior fiscal year. The minimum level of increase in diluted earnings per share under the bonus plan is 3%, corresponding to a possible discretionary bonus award of 5% of the Named Executive Officer’s base salary. The maximum level of increase in diluted earnings per share under the bonus plan is 15%, corresponding to a possible discretionary bonus award of 50% of the Named Executive Officer’s base salary. Varying levels of performance in-between these minimum and maximum levels establish possible discretionary bonus awards ranging from 5% and 50%. The Compensation Committee, in connection with its annual performance review of the Named Executive Officers, considers making discretionary bonus awards under this program in light of the foregoing criteria as well as the individual performance and other relevant factors.

While BKFC’s earnings per share increased by 5% as compared to fiscal year 2007, the Compensation Committee recommended to the Board of Directors awarding no bonus payments under the bonus plan for 2008 in light of current economic conditions affecting BKFC and the financial services industry in general, as well as anticipated regulations that may further restrict executive compensation as a result of BKFC’s participation in the CPP. As a result, no bonus awards were made to the Named Executive Officers for fiscal year 2008.

Long-Term Equity Incentive Compensation Program. BKFC’s long-term incentive compensation consists entirely of stock option awards to purchase shares of BKFC’s common stock. Both of BKFC’s 1997 Stock Option and Incentive Plan (the “1997 Stock Option Plan”) and 2007 Stock Option and Incentive Plan (the “2007 Stock Option Plan”), which were previously approved by stockholders, encourage directors, officers, managerial and key employees to focus on the long-term growth of BKFC and the Bank since the value of these awards depends on their performance and BKFC’s future stock value. The 1997 Stock Option Plan expired on March 21, 2007 and was replaced with the 2007 Stock Option Plan, which was adopted by the Board of Directors on March 16, 2007 upon the recommendation of the Compensation Committee, and approved by stockholders at BKFC’s 2007 Annual Meeting on April 20, 2007. Both plans were designed to be administered by a committee composed of members of the Board of Directors of BKFC (a “Stock Option Committee”). The Stock Option Committee determines the proportions and terms of stock option grants. In deciding to award options, the Stock Option Committee considers a number of factors, including the number of options outstanding or previously granted and the aggregate size of current awards. All stock options that have been granted have an exercise price equal to the fair market value of BKFC’s common stock at the time of grant and are exercisable within a 10-year period.

The 2007 Stock Option Plan provides that up to a maximum of 1,200,000 shares of BKFC’s common stock (subject to certain adjustments such as stock splits, stock dividends or recapitalizations) are available for issuance thereunder. Of these shares, options for up to 360,000 shares may be awarded to non-employee directors and non-employee officers, and options for up to 840,000 shares may be awarded to employees. No more than 25% of the shares subject to options may be awarded to any individual who is an employee of BKFC, no more than 5% of such shares may be awarded to any director or officer who is not an employee, and no more than 30% of such shares may be awarded to non-employee directors and non-employee officers in the aggregate. During fiscal year 2008, 86,925 stock options were granted to 86 individuals pursuant to the 2007 Stock Option Plan.

Retirement Benefits. BKFC’s 401(k) plan has proven to be an important retention tool for BKFC and the Bank. The 401(k) plan is a broad-based tax-qualified defined contribution plan that provides employees with valuable retirement benefits. Under the 401(k) plan, we provide participants with the opportunity to defer up to 15.5% of their compensation for retirement.

Effective September 1, 2003, the Bank’s Board of Directors adopted The Bank of Kentucky, Inc. Executive Private Pension Plan (the “Pension Plan”) to provide supplemental retirement income for eligible employees. The Pension Plan is a defined benefit pension plan which covers any person employed by the Bank who is determined by the Bank to be a member of management and who is designated as an eligible employee under the Pension Plan.

Eligible employees are entitled to receive a pension benefit of 30% of their “final average compensation” if employment is terminated on or after the date on which the eligible employee turns 65. The term “final average compensation” is defined to mean the annual adjusted compensation of a participant averaged over the five consecutive plan years from the date of participation which produces the highest annual average, provided that if the participant has less than five consecutive plan years of service, final average compensation will be based on adjusted compensation for those years of service from the date of employment to the date of termination. The benefits under the Plan shall be paid in the form of an immediate 15-year term annuity. There are 13 employees of the Bank who are considered to be eligible employees of the Pension Plan, all of whom participate in the Pension Plan, including Messrs. Zapp and Gerrety.

Other Compensation. Effective September 1, 2003, the Board of Directors of the Bank adopted an Executive Deferred Contribution Plan (the “Contribution Plan”) providing certain employees an opportunity to defer the receipt of compensation pursuant to Section 451 of the Internal Revenue Code of 1986, as amended (the “Code”). The Contribution Plan is intended as an unfunded arrangement for the benefit of a select group of management employees. The Contribution Plan allows participants to defer a portion of their annual compensation into a deferred compensation account which is deemed to be invested among such categories of investments as may be made available under the Contribution Plan, with the participant’s account being credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments.

Employees are provided with coverage under medical, life insurance and disability plans on terms consistent with industry practice. Other coverage such as dental insurance is available to employees on a voluntary basis. Employees are provided with access to a flexible spending plan which allows employees to set aside pre-tax dollars to pay for certain benefits.

Effective September 1, 2003, the Board of Directors of the Bank adopted a Group Insurance Endorsement Plan (the “Insurance Plan”) to supplement insurance death protection to certain employees. The Insurance Plan provides a death benefit to the policy’s beneficiaries equal to two times such participant’s annual salary for the year of his or her death.

Detailed information regarding other compensation is provided in footnote 2 to the Summary Compensation Table on page 17 below. In general, BKFC believes that perquisites should not constitute a consequential portion of any executive officer’s compensation. No executive received perquisites in excess of $10,000.

Tax and Accounting Considerations

In consultation with advisors, we evaluate the tax and accounting treatment of each of BKFC’s compensation programs at the time of adoption and annually to ensure that we understand the financial impact of each program on BKFC. BKFC’s analysis includes a review of recently adopted and pending changes in tax and accounting requirements. During fiscal 2008, we continued to consider the implications of significant developments in the tax and accounting area, one of which is the new rule under Section 409A of the Code applicable to nonqualified deferred compensation. If necessary, we intend to amend any plans and agreements in order to comply with the new rules under Section 409A of the Code.

Section 162(m) of the Code limits the Bank’s Federal income tax deduction for certain executive compensation in excess of $1 million paid to the Named Executive Officers. The $1 million deduction limit does not apply, however, to “performance-based compensation” as that term is defined in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder. The Compensation Committee recognizes the possibility that if the amount of the base salary of a Named Executive Officer, and other compensation not described in the preceding paragraph, exceeds $1 million, it may not be fully deductible for Federal income tax purposes. The Compensation Committee will make a determination at any such time whether to authorize the payment of such amounts without regard to deductibility or whether the terms of such payment should be modified as to preserve any deduction otherwise available. Notwithstanding the foregoing, for so long as any Named Executive Officer is a “senior executive officer” within the meaning of the EESA, as implemented by guidance and/or regulations issued by the Treasury, BKFC’s annual federal tax deduction for compensation paid to each “senior executive officer” is limited to $500,000, with no exception for performance-based compensation. For additional information regarding the effect of EESA on BKFC’s compensatory arrangements, see “BKFC’s Participation in the CPP” below.

Stock Compensation Grant and Award Practices

The Stock Option Committee has been delegated the responsibility for making stock option grants to directors, officers and employees of BKFC and the Bank. The Stock Option Committee considers whether to make stock option grants on an annual basis, typically in conjunction with the annual review process for potential recipients. However, grants or awards may be made at other times during the year based on specific circumstances such as a new hire, a specific contractual commitment or a change in position or responsibility. The Stock Option Committee considers the recommendations of the Compensation Committee with respect to awards to the President and CEO and the Treasurer and Assistant Secretary, as well as additional guidance from the President and CEO with respect to awards contemplated for his subordinates (including the Treasurer and Assistant Secretary).

As a general matter, the Stock Option Committee’s process is independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates or the stock option exercise prices. Similarly, BKFC has never timed the release of material non-public information with the purpose or intent to affect the value of executive compensation. In general, the release of such information reflects long-established timetables for the disclosure of material non-public information such as earnings reports or, with respect to other events reportable under Federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.

The exercise price for all of BKFC’s stock option grants is based solely by reference to the applicable provisions of the stock plans. Under BKFC’s current plan, approved by stockholders in 2007, the exercise price of a stock option is equal to the average of the highest and lowest selling price on the Over-the-Counter Bulletin Board on the date such stock option is granted, or if there were no sales on such date, then on the next prior business day on which there was a sale.

Stock Ownership Requirements

BKFC has not adopted formal stock ownership requirements for the Named Executive Officers and members of the Board of Directors. As a practical matter, the Named Executive Officers and directors hold significant interests of BKFC stock, which they have accumulated primarily through individual purchases and receipt of stock option awards.

BKFC’s Participation in the CPP

On February 13, 2009, BKFC issued and sold to Treasury shares of preferred stock and a warrant to purchase a certain amount of common stock. As a CPP participant, during the time that Treasury owns the preferred stock it purchased from BKFC (the “TARP Period”), BKFC has an obligation under the EESA to comply with certain requirements regarding executive compensation, which were amended on February 17, 2009 by the ARRA.

One such requirement concerning executive compensation is that the Compensation Committee must review senior executive officer incentive compensation with risk management personnel to determine whether those arrangements encourage “unnecessary or excessive risks” to BKFC. This review is required to be completed no later than 90 days after the Treasury’s purchase of BKFC’s shares, and must be performed annually thereafter. The term “senior executive officer” is defined as the Chief Executive Officer, Chief Financial Officer, and the three highest compensated employees other than the Chief Executive Officer and Chief Financial Officer.

To comply with these requirements, the Compensation Committee intends to conduct the initial required risk assessment review of the incentive compensation of its “senior executive officers” as determined under the terms of the CPP. The purpose of the Compensation Committee’s risk assessment review will be to ensure that the incentive compensation arrangements of BKFC and the Bank do not encourage senior executive officers to take unnecessary and excessive risks that threaten BKFC’s value. The Compensation Committee will perform such risk assessment reviews on an on-going basis during the TARP Period and will make changes to incentive compensation arrangements of BKFC and the Bank in the event it determines during its review that such changes are required to ensure that incentive compensation arrangements do not encourage these officers to take unnecessary or excessive risks. Upon completion of each required review, the Compensation Committee will make those certifications required by the executive compensation provisions applicable to CPP. To the extent the ARRA modifies or expands the requirement for performing this risk assessment, the Compensation Committee will perform its risk assessments in compliance with such requirements.

Another CPP requirement is that all bonuses and other incentive compensation arrangements with the Named Executive Officers must provide that during the TARP Period, BKFC may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. Additionally, BKFC is prohibited from making so-called “golden parachute” payments to Named Executive Officers during the TARP Period.

Compensation for the Named Executive Officers in 2008

Chief Executive Officer Compensation. In determining Mr. Zapp’s compensation for fiscal 2008, the Compensation Committee focused on BKFC’s financial performance during the year, the number of initiatives begun, expanded or completed by BKFC and the Bank, competitive levels of compensation for CEOs managing operations of similar size, complexity and performance level, the importance of retaining a President and CEO with the strategic, financial and leadership skills to insure BKFC’s continued growth in the foreseeable future, and the challenging conditions facing the financial services sector at the present time and in the coming months. Under the bonus plan for Mr. Zapp, he was eligible to earn a bonus of 0% to 50% of his base salary based on BKFC’s achievement of the financial performance target based on diluted earnings per share, described above. However, as previously discussed, the Compensation Committee decided to award no bonuses to Named Executive Officers for the 2008 fiscal year.

Mr. Zapp also received stock option grants totaling 8,000 options over the course of 2008.

Treasurer Compensation. The base salary for Mr. Gerrety is also set by the Compensation Committee, based upon recommendations provided by the President and CEO, in a manner consistent with the base salary guidelines applied to the President and CEO. In general, the Compensation Committee considers the Bank’s financial performance, peer group financial performance and compensation survey data when making decisions regarding other executive officers’ compensation, including salary, bonus and awards under the 2007 Stock Option Plan. The Compensation Committee also considers the challenging conditions facing the financial services sector at the present time and in the coming months. Under the bonus plan for Mr. Gerrety, he was eligible to earn a bonus of 0% to 50% of his base salary based on BKFC’s achievement of the financial performance target based on diluted earnings per share, described above. However, as previously discussed, the Compensation Committee decided to award no bonuses to Named Executive Officers for the 2008 fiscal year.

Mr. Gerrety also received stock option grants totaling 2,700 options over the course of 2008.

CPP Considerations. The Compensation Committee’s decisions with respect to Mr. Zapp’s and Mr. Gerrety’s respective compensation reflect the significant issues existing for financial institutions in the current and anticipated economic environment, including mortgage defaults, decline in housing prices, other credit defaults, other bank failures, unemployment rates, and special factors for individual markets, such as the economy in Northern Kentucky. BKFC executives have, for the most part, avoided the major mistakes of other financial institutions, but nonetheless must deal with the circumstances created by these other institutions.

In February 2009, Congress enacted amendments to EESA requiring the Treasury Department to adopt rules that may require changes to Named Executive Officers’ compensation in 2009 or thereafter. The EESA amendments include expansion of individuals subject to the “claw-back” provisions, expanded prohibitions on golden parachute payments, and additional limits on performance-based compensation plans. The amendments also limit bonuses, retention awards and incentive compensation payments to executives. The Compensation Committee will review the implementing rules when they are available and consider any changes to the terms of existing compensation arrangements with the Named Executive Officers as it deems advisable to comply with the rules. The Compensation Committee may consider such additional changes to Named Executive Officers’ compensation as it deems advisable to accomplish the objectives of BKFC’s executive compensation program, which are described above.

Pursuant to Treasury Department regulations, both the short-term and long-term components of BKFC’s executive incentive compensation plans are subject to new claw-back and golden parachute restrictions. As a condition to BKFC’s participation in the CPP, all bonuses and other incentive compensation arrangements with the senior executive officers have been amended to provide that during the time the Treasury Department holds an equity position in BKFC, BKFC may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. The claw-back requirement should act as a disincentive to any executive from manipulating financial statements or performance metrics in a way that would assure payment of a bonus award, increase a bonus, or increase the value of a stock option award. All exiting employment arrangements with the senior executive officers have also been amended to prohibit golden parachute payments during the period the Treasury Department holds an equity position in BKFC. For these purposes, a “golden parachute payment” is defined as any compensation payments to a senior executive officer due to: (1) involuntary termination of employment, including termination by BKFC with or without cause and voluntary termination by the executive for good reason, or (2) in connection with any bankruptcy filing, insolvency, or receivership of BKFC. BKFC currently has no arrangements that would result in any golden parachute payment.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by BKFC in 2008, 2007 and 2006 to BKFC’s Chief Executive Officer and its Treasurer and Assistant Secretary, whose total compensation exceeded $100,000 for fiscal year 2008 (the “Named Executive Officers”). BKFC’s executive officers are compensated by BKFC’s subsidiary, the Bank. Except for the Named Executive Officers, no executive officer of BKFC received more than $100,000 in total compensation payments from the Bank during the year ended December 31, 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation(2) ($)	Total ($)
Robert W. Zapp(3) President and CEO	2008	$345,450	$—	$39,920	$103,272	$20,590	$509,232
	2007	325,000	113,750	110,811	86,728	26,378	662,667
	2006	292,000	87,500	118,085	77,305	25,863	600,753

Martin J. Gerrety(4) Treasurer and Assistant Secretary	2008	$147,400	$—	$13,473	$20,307	$4,873	$186,053
	2007	141,450	35,425	24,586	18,147	10,033	229,641
	2006	135,200	28,392	19,617	16,175	10,908	210,292

(1)	The amounts in Option Awards reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2008, in accordance with Statement of Financial Accounting Standard No. 123(R) (Share-Based Payment), of stock option awards and thus includes amounts from awards granted in and prior to 2008. Assumptions used in the calculation of this amount are included in Note 11 “Stock-Based Compensation” to BKFC’s audited financial statements for the year ended December 31, 2008, included in BKFC’s Annual Report on Form 10-K filed with the SEC on March 13, 2009.
(2)	The amounts specified in the “All Other Compensation” column for 2008 include the following:

Name	Perquisites & Other Personal Benefits(a) ($)	Bank Contributions to Profit Sharing Plan ($)	Bank Matching Contributions to 401(k) Plan ($)	Life Insurance Premiums ($)	Total All Other Compensation ($)
Robert W. Zapp	$9,449	$2,296	$5,226	$3,619	$20,590
Martin J. Gerrety	—	1,470	2,944	459	4,873

(a)	Other benefits for Mr. Zapp included $5,572 in country club dues and $3,877 for personal use of an automobile.
(3)	Salary includes deferral of $44,738 at the direction of Mr. Zapp pursuant to the Bank of Kentucky, Inc. Executive Deferred Contribution Plan.
(4)	Salary includes deferral of $7,023 at the direction of Mr. Gerrety pursuant to the Bank of Kentucky, Inc. Executive Deferred Contribution Plan.

Grants Of Plan-Based Awards

Name	Grant Date	All Other Option Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(1)
Robert W. Zapp	1/18/2008	8,000	(2)	22.51	95,200
Martin J. Gerrety	1/18/2008	2,700	(3)	22.51	13,473

(1)	The amounts in this column reflect the grant date fair value associated with the award as determined in accordance with Statement of Financial Accounting Standard No. 123(R) (Share-Based Payment). Assumptions used in the calculation of this value are included in Note 11 “Stock-Based Compensation” to BKFC’s audited financial statements for the year ended December 31, 2008, included in BKFC’s Annual Report on Form 10-K filed with the SEC on March 13, 2009.
(2)	The shares underlying these options were issued under the 2007 Stock Option Plan and vest as follows: 3,560 shares on January 18, 2008 and 4,440 shares on January 1, 2018.
(3)	The shares underlying these options were issued under the 2007 Stock Option Plan, vesting over a five-year period in equal installments, beginning on the first anniversary of the award date.

Stock Option Plans

At the 1997 Annual Meeting of Stockholders of BKFC, the stockholders approved the 1997 Stock Option Plan, providing for the award of options to purchase up to 1,080,000 Shares. Options to purchase 515,875 Shares were outstanding as of December 31, 2008 under the 1997 Stock Option Plan. The outstanding options have exercise prices ranging from $19.10 to $31.50 and were granted to directors, officers and employees of BKFC and the Bank. In fiscal year 2008, options to purchase a total of 67,000 Shares were forfeited or expired and 1,200 Shares were acquired upon the exercise of options. All of the numbers of Shares contained in this paragraph are adjusted for stock dividends issued in 1997, 1998 and 1999. The 1997 Stock Option Plan expired on March 21, 2007.

On March 16, 2007, upon the recommendation of the Compensation Committee, the Board of Directors of BKFC adopted the 2007 Stock Option Plan, which was approved by BKFC stockholders at BKFC’s 2007 Annual Meeting on April 20, 2007, replacing the 1997 Stock Option Plan. There were 96,175 options to purchase Shares outstanding as of December 31, 2008 under the 2007 Stock Option Plan. The outstanding options have exercise prices ranging from $19.00 to $25.80 and were granted to directors, officers and employees of BKFC and the Bank. In fiscal year 2008, options to purchase a total of 4,750 Shares were forfeited and 1,500 Shares were acquired upon the exercise of options. All of the awards reflected above in the “Grants of Plan-Based Awards” table were pursuant to the 2007 Stock Option Plan. The material terms of both the 1997 Stock Option Plan and the 2007 Stock Option Plan are outlined below.

Material Terms of the Stock Option Plans

The material terms of both the 1997 Stock Option Plan and the 2007 Stock Option Plan (collectively, the “Plans”) are substantially similar and are therefore discussed together. Options granted under the Plans may have been either “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Code, or “Non-qualified Stock Options.” The option exercise price for ISOs and Non-qualified Stock Options granted to employees may be determined by the Stock Option Committee at the time of the grant, but could not be less than 100% of the fair market value of the Shares on the date of the grant. The exercise price for options granted to non-employee directors and non-employee officers was the fair market value of the Shares on the date of the grant. No option will be exercisable after the expiration of ten years from the date of the grant. However, if an ISO was granted to a participant owning more than 10% of BKFC’s outstanding Shares at the time the ISO is granted, the exercise price of the ISO could not be less than 110% of the fair market value of the Shares on the date of the grant and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

An option may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution. If a participant is “terminated for cause,” as defined in the Plans, any option which has not been exercised shall terminate as of the date of such termination for cause.

BKFC received no monetary consideration for the granting of options under the Plans. Upon the exercise of options, BKFC will receive payment in cash or, if acceptable to the Stock Option Committee, Shares of BKFC or surrendered outstanding options. As of March 12, 2009, the market value of the Shares underlying the maximum number of options that could be awarded under the 2007 Stock Option Plan was $16,000,000, which is calculated by multiplying 1,049,155 (the maximum number of options that can be granted under the 2007 Stock Option Plan) by $15.25, the per share price of the most recent sale of shares of which management of BKFC is aware.

Outstanding Equity Awards at December 31, 2008

The following table provides information as of December 31, 2007 regarding BKFC’s option awards under the 1997 and 2007 Stock Option Plans. There were no other outstanding equity awards.

Option Awards

Name(1)	Number of Securities Underlying Unexercised Options(#) Exercisable(2)	Number of Securities Underlying Unexercised Options(#) Unexercisable(3)	Option Exercise Price ($)(4)	Option Expiration Date(5)
Robert W. Zapp
1/15/99	6,000	—	21.17	1/15/09
1/21/00	6,000	—	31.50	1/21/10
1/19/01	6,000	—	20.50	1/19/11
1/18/02	10,000	—	19.10	1/18/12
1/17/03(6)	3,550	6,450	29.20	1/17/13
2/20/04(7)	950	9,050	30.05	2/20/14
1/21/05(8)	—	10,000	26.45	1/21/15
1/20/06(9)	6,000	4,000	25.00	1/20/16
1/19/07(10)	6,200	3,800	26.25	1/19/17
1/18/08(11)	3,560	4,440	22.51	1/18/18

Martin J. Gerrety
1/17/03(12)	500	—	29.20	1/17/13
2/20/04(12)	2,400	600	30.05	2/20/14
1/21/05(12)	1,800	1,200	26.45	1/21/15
1/20/06(12)	1,200	1,800	25.00	1/20/16
1/19/07(12)	600	2,400	26.25	1/19/17
1/18/08(13)	—	2,700	22.51	1/18/18

(1)	The grant date of each award is noted below the name of each named executive officer.
(2)	Shows the number of Shares underlying vested (exercisable) but not exercised stock options at the fiscal year ended December 31, 2008.
(3)	Shows the number of Shares underlying unexercised options that are unexercisable because they had not vested at the end of the fiscal year.
(4)	Shows the exercise price to be paid by the named executive officer in order to acquire the shares subject to the option.
(5)	Shows the date that each option expires, if not previously exercised. Under the 1997 Stock Option Plan, the option expiration date is accelerated for officers whose employment is terminated upon death or disability of the named executive officer.
(6)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 150 shares on 1/17/07; 3,400 shares on 1/17/08; 3,400 shares on 1/17/09 and 3,050 shares on 1/17/10.
(7)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 950 shares on 2/20/07; 330 shares on 2/20/10; 3,325 shares on 2/20/11; 3,325 shares on 2/20/12; and 2,070 shares on 2/20/05.
(8)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 1,420 shares on 1/21/13; 3,780 shares on 1/21/14; 4,800 shares on 1/1/15.
(9)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 6,000 shares on 1/20/06; 4,000 shares on 1/1/16.
(10)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 6,200 shares on 1/19/07; 3,800 shares on 1/1/17.
(11)	Granted pursuant to the 2007 Stock Option Plan and vest as follows: 3,560 shares on 1/18/08; 4,440 shares on 1/1/18.
(12)	Granted pursuant to the 1997 Stock Option Plan and vest in five equal annual installments, beginning on the anniversary of the date of grant.
(13)	Granted pursuant to the 2007 Stock Option Plan and vest in five equal annual installments, beginning on the anniversary of the date of grant.

Pension Benefits

The following table presents an estimation of the present value of the benefits payable under The Bank of Kentucky, Inc. Executive Private Pension Plan (the “Pension Plan”) in which an executive officer named in the Summary Compensation Table participates along with his applicable years of service.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Robert W. Zapp	Executive Private Pension Plan	11	415,572	—
Martin J. Gerrety	Executive Private Pension Plan	5	85,653	—

(1)	The calculation of present value of accumulated benefit assumes a discount rate of 6.50% until age 65. It further assumes that the executive officer will receive the present value of his retirement benefit at age 65 in the form of a lump sum payment in accordance with Statement of Financial Accounting Standard No. 87.

The Private Pension Plan provides a member of a select group of management or highly compensated employees with a retirement benefit. The Pension Plan is a defined benefit pension plan within the meaning of Section 414(j) of the Code. The Pension Plan currently has 13 active participants, including Messrs. Zapp and Gerrety. The Pension Plan provides participants with a plan benefit which equals up to 30% of the participant’s “final average compensation” when the Pension Plan benefit is not combined with the participant’s pension plan benefit and age 65 social security benefit. For purposes of the Pension Plan, the term “final average compensation” is defined to mean the annual “adjusted compensation” (as defined in the Pension Plan) of a participant averaged over the five consecutive plan years from the date of participation which produces the highest annual average, provided that if the participant has less than five consecutive plan years of service, final average compensation will be based on adjusted compensation for those years of service from the date of employment to the date of termination. The term “adjusted compensation” means the total compensation paid or accrued (including any accrual under the Defined Contribution Plan) to the participant for services rendered to the Bank as an employee as reflected on IRS Form W-2, increased by salary reductions under a Section 401(k) plan or Section 125 plan. However, amounts attributable, for example, to exercise of stock options, noncash remuneration, moving expenses, relocation bonuses, fringe benefits, lump sum severance payments, or any funds paid following termination or retirement from the Bank are excluded from the Pension Plan’s definition of adjusted compensation. The benefits under the Pension Plan shall be paid in the form of an immediate 15-year term annuity, provided that a participant may elect to receive the present value of the benefits in lump sum.

If a participant is terminated before death or age 65 with five “years of service” (as defined in the Pension Plan), he shall be eligible for a deferred retirement pension and the payment of a deferred pension benefit commences when the participant reaches 65 years of age. A participant meeting the eligibility requirements and not requesting an early retirement benefit under the Pension Plan shall receive deferred pension benefits in accordance with the following vested percentages:

•	50% of “accrued benefit” (as defined in the Pension Plan) with five but less than six years of service;

•	60% of accrued benefit with six but less than seven years of service;

•	70% of accrued benefit with seven but less than eight years of service;

•	80% of accrued benefit with eight but less than nine years of service;

•	90% of accrued benefit with nine but less than 10 years of service; and

•	100% of accrued benefit with 10 or more years of service.

A participant who is terminated before death or age 65 with five “years of service” shall be eligible for an early retirement pension in lieu of a deferred retirement pension under the Pension Plan if such request would be made at any time prior to his death and prior to 65 years of age.

Nonqualified Deferred Compensation

The following table shows the deferred compensation activity for the executives named in the Summary Compensation Table under the Bank of Kentucky, Inc. Executive Deferred Contribution Plan (the “Contribution Plan”). All executive nonqualified contributions to the Contribution Plan are also included in current year compensation presented in the Summary Compensation Table.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Robert W. Zapp	44,738	—	(76,146)	—	103,353
Martin J. Gerrety	7,023	—	(3,352)	—	10,425

(1)	Executive contributions to the Bank of Kentucky, Inc. Executive Deferred Contribution Plan include salary deferred in 2008 at the direction of the executive officer. No aggregate earnings as reported above were reported as compensation in the Summary Compensation table because such amounts do not represent above-market or preferential earnings on compensation. Decline in market returns resulted in negative earnings.
(2)	Represents deferrals of cash compensation from prior years that were reported in the Summary Compensation Table in our proxy statement for the relevant years.

BKFC offers members of a select group of management or highly compensated employees the opportunity to defer all or a portion of their annual compensation into a deferred compensation account which is deemed to be invested among such categories of investments as may be made available under the Contribution Plan, with the participant’s account being credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments. Participation in the Contribution Plan is voluntary. BKFC does not provide a matching contribution under the Contribution Plan. The Contribution Plan currently maintains 11 active participants, including Messrs. Zapp and Gerrety. Participant deferred amounts, along with all earnings, gains and losses thereon, are always 100% vested.

Distribution of vested benefits is made 60 days after the closing of the plan year in which a participant retires or is terminated based on participant elections made at any time before 30 days preceding the distribution commencement as either a lump sum payment or as a series of periodic payments not to exceed 15 years, provided that the participant can make a one-time irrevocable election to defer commencement of benefits to a specified later date. If a participant fails to elect a form of distribution prior to 30 days preceding the distribution commencement, benefits shall be paid in substantially equal installments over 15 years. In addition, distributions are made only for purposes described in 26 C.F.R. Section 1.401(k)-1(d)(2), which establishes standards deemed to satisfy the hardship condition for distribution of elective contributions for qualified cash or deferred arrangements.

DIRECTOR COMPENSATION

The following table sets forth compensation information on each of the non-employee directors of BKFC and includes their services as directors of the Bank. Directors who are also employees receive no additional compensation for their services as a director.

Name(3)	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Charles M. Berger	12,000	5,515	17,515
Rodney S. Cain	12,000	5,515	17,515
Harry J. Humpert	12,000	5,515	17,515
Barry G. Kienzle	12,000	5,515	17,515
John E. Miracle	12,000	5,515	17,515
Mary Sue Rudicill	12,000	5,515	17,515
Ruth M. Seligman-Doering	12,000	5,515	17,515
John P. Williams, Jr.	11,000	5,515	16,515
Herbert H. Works	12,000	5,515	17,515

(1)	Includes $1,000 per month from January through December of 2008.
(2)	The amounts in Option Awards reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2008, in accordance with Statement of Financial Accounting Standard No. 123(R) (Share-Based Payment), of stock option awards. Assumptions used in the calculation of this amount are included in Note 11 “Stock-Based Compensation” to BKFC’s audited financial statements for the year ended December 31, 2008, included in BKFC’s Annual Report on Form 10-K filed with the SEC on March 13, 2009.
(3)	Charles M. Berger, Rodney S. Cain, Harry J. Humpert, Barry G. Kienzle, John E. Miracle, Mary Sue Rudicill, Ruth M. Seligman-Doering and Herbert H. Works were the non-employee directors of BKFC on December 31, 2008. John P. Williams, Jr. resigned from the Board effective November 21, 2008.

Director Compensation. The entire Board of Directors annually reviews and decides compensation for BKFC’s non-employee directors. No fees are paid to directors who are also employees. As a starting point for its review, the entire Board uses the peer group compensation data prepared by management. BKFC seeks to establish Board compensation that is near the median for the peer group.

Each non-employee member of the Board of Directors received $12,000 for serving on the Bank Board of Directors during 2008. BKFC maintains a stock option plan (the 1997 Stock Option Plan expired on March 21, 2007, and was replaced with the 2007 Stock Option Plan) which benefits BKFC’s directors. See the description of the stock option plans contained on page 18 above. In 2008, each non-employee director was awarded options on January 18, 2008 to acquire 1,500 shares at $22.51 per share and on June 20, 2008 to acquire 1,000 shares at $19.00 per share.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on its review and discussions with management, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. See “Compensation Discussion and Analysis.”

The Compensation Committee of the Corporation intends to conduct the initial required risk assessment review of the incentive compensation of its “senior executive officers” as required by the EESA and, upon completion of this review within the timeframe permitted, will make those certifications required by the executive compensation provisions applicable to CPP participants.

John E. Miracle

Mary Sue Rudicill

Herbert H. Works

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by BKFC to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Under this exemption, the Bank has extended loans to certain of its and BKFC’s directors and executive officers, their affiliates and members of their families. In accordance with the federal banking regulations, all such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.

Neither BKFC nor the Bank has formally established policies or procedures that relate to reviewing, approving or otherwise ratifying related person transactions, other than complying with all applicable laws and regulations that pertain to related person transactions for banks.

Leases. The Bank has a lease agreement for office premises located at 1065 Burlington Pike with the Estate of Mr. Durr, R.C. Durr Company, Inc., Mr. Cain, and Mr. Cain’s sons, John S. Cain, Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $210,713 for the year ended December 31, 2008 and $210,713, $208,012 and $194,504 for each of the years ended December 31, 2007, 2006 and 2005, respectively. The lease had an initial term of 15 years which expired in 2006 and may, at the option of the Bank, be renewed for three successive five-year periods. The Bank is currently in the first five-year renewal period.

The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the spouse of Ms. Rudicill. The annual rental expense under this lease was $13,065 for the year ended December 31, 2008, $12,396 for the year ended December 31, 2007, and $12,060 for each of the years ended December 31, 2006 and 2005. The lease had an initial term of 15 years expiring in 2007 and may, at the option of the Bank, be renewed for three successive five-year periods. The Bank has opted to renew this lease.

The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryan E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine Miracle is Dr. Miracle’s spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of David E. Meyer, who resigned from the Board of Directors effective January 31, 2007. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson were related to Mr. Works through his former wife. The annual rental expense under this lease was $88,160 for each of the years ended December 31, 2008, 2007, 2006 and 2005. The lease has an initial term of 15 years expiring in 2009 and may, at the option of the Bank, be renewed for three successive five-year periods.

The Bank has a lease agreement for office premises located on U.S. 42 in Boone County, Kentucky, with Burnett Mortgage Company, LLC, of which Mr. Humpert and Mr. William E. Snyder, a former director of BKFC who resigned effective as of April 19, 2002, are members. The annual rental expense under this lease was $104,413 for the year ended December 31, 2008, $99,190 for the year ended December 31, 2007 and $98,445 for each of the years ended December 31, 2006 and 2005. The lease was effective in May 1998 with an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, BKFC’s directors and executive officers and persons holding more than ten percent of the outstanding Shares are required to report their ownership of Shares and changes in such ownership to the SEC and BKFC. Based solely on its review of the copies of such reports, BKFC believes that, for the year ended December 31, 2008, all Section 16(a) filing requirements applicable to BKFC’s officers, directors and greater than ten percent stockholders were complied with on a timely basis, except for the following: (i) Mr. Gerrety had one late report relating to one transaction regarding an acquisition of 2,700 options on January 18, 2008; (ii) Mr. Zapp had one late report relating to one transaction regarding an acquisition of 8,000 options on January 18, 2008; (iii) Mr. Berger had one late filing relating to two transactions regarding an acquisition of 1,500 options on January 18, 2008 and an acquisition of 1,000 options on June 20, 2008; (iv) Mr. Cain had one late filing relating to two transactions regarding an acquisition of 1,500 options on January 18, 2008 and an acquisition of 1,000 options on June 20, 2008; (v) Mr. Humpert had two late filings, one filing relating to one transaction regarding an acquisition of 1,500 options on January 18, 2008 and the other filing relating to an acquisition of 1,000 options on June 20, 2008; (vi) Mr. Kienzle had three late filings, the first filing relating to one transaction regarding a purchase of 100 shares on April 24, 2008, the second filing relating to two transactions regarding an acquisition of 1,500 options on January 18, 2008 and an acquisition of 1,000 options on June 20, 2008 and the third filing relating to one transaction regarding a purchase of 100 shares on July 14, 2008; (vii) Dr. Miracle had two late filings, one filing relating to one transaction regarding an acquisition of 1,500 options on January 18, 2008 and the other filing relating to an acquisition of 1,000 options on June 20, 2008; (viii) Ms. Rudicill had one late filing relating to two transactions regarding an acquisition of 1,500 options on January 18, 2008 and an acquisition of 1,000 options on June 20, 2008; (ix) Ms. Seligman-Doering had one late filing relating to two transactions regarding an acquisition of 1,500 options on January 18, 2008 and an acquisition of 1,000 options on June 20, 2008; and (x) Mr. Works had one late filing relating to two transactions regarding an acquisition of 1,500 options on January 18, 2008 and an acquisition of 1,000 options on June 20, 2008.

PROPOSALS OF SECURITY HOLDERS

Any proposals of stockholders intended to be included in BKFC’s proxy statement and proxy card for the 2010 Annual Meeting of Stockholders (other than nominations for directors, which is explained herein at “Meetings and Committees of the Board of Directors”), should be sent to BKFC by certified mail and must be received by BKFC not later than November 30, 2009. In addition, if a stockholder intends to present a proposal at the 2010 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 16, 2010, then the proxies designated by the Board of Directors of BKFC for the 2010 Annual Meeting of Stockholders may vote in their discretion on any such proposal any Shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND

ATTENDANCE AT ANNUAL MEETINGS

The BKFC Board of Directors maintains an informal process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the BKFC Board of Directors should send any communication to the President of BKFC. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The President of BKFC will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the BKFC President has the authority to discard the communication or take appropriate legal action regarding the communication.

BKFC does not have a policy regarding Board member attendance at annual meetings of stockholders. All BKFC directors attended the 2008 Annual Meeting of Stockholders.

OTHER MATTERS

Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

A copy of BKFC’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2008, as filed with the SEC, will be furnished without charge to persons who were stockholders as of the close of business on March 6, 2009 upon written request to the President, The Bank of Kentucky Financial Corporation, 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017.

It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed self-addressed envelope.

By Order of the Board of Directors

Herbert H. Works, Secretary

Crestview Hills, Kentucky

March     , 2009

EXHIBIT A

CHARTER

OF THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

THE BANK OF KENTUCKY FINANCIAL CORPORATION

As approved by the Board of Directors on September 19, 2008

Purpose

The Compensation Committee (the “Committee”) is established by the Board of Directors (the “Board”) of The Bank of Kentucky Financial Corporation (the “Corporation”). The purpose of the Committee is to assist the Board in carrying out its responsibilities relating to compensation of the Corporation’s executive officers (collectively, “Executive Officers”) and directors. The Committee is also responsible for evaluating and making recommendations to the Board regarding the Corporation’s equity-based and incentive compensation plans, policies and programs, as well as performing the duties relating to executive compensation provided for by the Securities and Exchange Commission (the “SEC”) and the rules of the national securities exchange on which the Corporation’s common stock is listed.

Authority and Membership

The members of the Committee shall be appointed annually by the Board. The members of the Committee shall serve until their successors are duly elected and qualified by the Board. The Board shall determine the number of members of the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law and not less than three (3).

The members of the Committee shall meet the independence requirements prescribed by the NASDAQ Stock Market LLC, or such other exchange or system upon which the securities of the Corporation are currently listed, quoted and/or traded and any standards of independence as may be prescribed for purpose of any federal securities, tax or other laws relating to the Committee’s duties and responsibilities, as interpreted by the Board in its business judgment. At least two members of the Committee shall also qualify as “outside” directors within the meaning of Internal Revenue Code § 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934. One member of the Committee shall be appointed as its Chair by the Board. The Committee members may be removed by the Board in its discretion.

Meetings; Minutes

The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chair shall preside at each meeting. The Committee Chair or any two members of the Committee may call a meeting of the Committee. In the event the Committee Chair is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting. The Committee may establish its own rules and procedures for notice and conduct of its meetings provided that they are consistent with the Company’s By-Laws and applicable law.

The Committee will maintain written minutes of its meetings and will be available to each member of the Board. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to revision, modification, rescission or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission or alteration.

Committee Responsibilities

Specific responsibilities of the Committee shall include the following:

•

Annually reviewing and recommending to the Board for approval of the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting respecting his or her compensation.

•	Annually reviewing and recommending to the Board for approval of director compensation.

•

Periodically and as and when appropriate, reviewing and recommending to the Board for approval the following as they affect the Executive Officers and making recommendations to the Board with respect to the following as they affect the directors: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the Executive Officers and directors and persons who formerly served as Executive Officers and directors, including supplemental retirement benefits and the perquisites provided to them during and after employment.

•

Reviewing and discussing the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Corporation’s proxy statement and annual report on Form 10-K by the rules and regulations of the SEC with management and, based on such review and discussion, determining whether or not to recommend to the Board that the CD&A be so included.

•	Producing the annual Committee Report for inclusion in the Corporation’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

•

Monitoring the Corporation’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to 401(k) plans and loans to directors and officers and with all other applicable laws affecting employee compensation and benefits.

•	Overseeing the Corporation’s compliance with the requirement under the NASDAQ Marketplace Rules that, with limited exceptions, shareholders approve equity compensation plans.

•

Receiving periodic reports on the Corporation’s compensation programs as they affect all employees and/or directors, and publicly disclosing the Charter and any amendments as required by the SEC, Listing Requirements and rules or regulations of any other regulatory body having authority over the Corporation.

•	Making regular reports to the Board.

•	Forming and delegating authority to subcommittees as it deems appropriate.

•	Reviewing and assessing the adequacy of the Committee’s Charter annually and recommending to the Board any necessary or desirable changes to the Charter.

•	Performing any other activities consistent with this Charter, the Corporation’s By-laws, or other functions as the Board deems necessary or appropriate.

Legal, Accounting and Other Advisors

The Committee shall have the sole authority, to the extent it deems necessary or appropriate, to retain and terminate any compensation consultant to be used to assist it in the evaluation of director or Executive Officer compensation and shall have sole authority to approve the consultant’s fees and the other terms and conditions of the consultant’s retention. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined solely by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

* * * * *

EXHIBIT B

CHARTER

OF THE

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

THE BANK OF KENTUCKY FINANCIAL CORPORATION

As approved by the Board of Directors on September 19, 2008

Authority and Membership

The members of the Committee are appointed annually by the Board of Directors (the “Board”) of The Bank of Kentucky Financial Corporation (the “Corporation”). The members shall serve until their successors are duly elected and qualified by the Board. The Board determines the number of members of the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law and not less than three. Committee members must fully satisfy independence and experience requirements as prescribed by all applicable laws, rules and regulations, as interpreted by the Board in its business judgment, including without limitation the rules and regulations of the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market LLC (“Nasdaq”), or such other exchange or system upon which the securities of the Corporation are currently listed, quoted and/or traded. No member of the Committee may be an “affiliated person” of the Corporation or any of its subsidiaries (as defined in the federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies.

The members of the Committee shall not accept any consulting, advisory, or other compensatory fees for the Corporation or its subsidiaries, other than in his or her capacity as a member of the Audit Committee, Board of Directors, or any other Board Committee of the Corporation or its subsidiaries.

The Board will appoint one of the members of the Committee to serve as Committee Chair. The Committee may also appoint a secretary, who need not be a Director.

All members of the Committee shall be financially literate and, as a matter of best practices, the Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board as an “audit committee financial expert,” as such term is defined under the federal securities laws. The Committee shall report to the Board for further action as appropriate, including, but not limited to, a determination by the Board that the Committee membership includes or does not include one or more “audit committee financial experts” and any related disclosure to be made concerning this matter. The designation of a member of the Committee as an “audit committee financial expert” will not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability imposed on the designee as a member of the Committee and of the Board.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall perform the duties and act as the audit committee for The Bank Of Kentucky, Inc.

Purpose of the Committee

The Committee’s primary purpose is to:

•	Provide assistance to the Board by monitoring:

1) the integrity of the financial statements of the Corporation,

2) the independent auditors’ qualifications and independence,

3) the performance of the Corporation’s and its subsidiaries’ internal audit function and independent auditors,

4) the Corporation’s system of internal controls,

5) the Corporation’s financial reporting and system of disclosure controls, and

6) the compliance by the Corporation with legal and regulatory requirements; and

•	Prepare the Committee report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

The Committee’s primary responsibility is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Corporation’s financial statements, to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Corporation’s management is responsible for preparing the Corporation’s financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations.

Responsibilities of the Committee

A. Charter Review

•	Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter; and

•	Publicly disclose the charter and any amendments to the charter on the Corporation’s website or as otherwise permitted by the SEC and Nasdaq.

B. Financial Reporting / Internal Controls

•	Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

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Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements and its Form 10-Q (prior to filing the same as required by the Securities Exchange Act of 1934 (“Exchange Act”)), including disclosures made in the section regarding management’s discussion and analysis, the results of the independent auditors’ reviews of the quarterly financial statements;

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Review and discuss with management and the independent auditors the Corporation’s annual audited financial statements and its Form 10-K (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K;

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Review and discuss with management and, where appropriate, the independent auditors, the Corporation’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released, including the use of “pro forma” or “adjusted” non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences. The only exception to the above is the call report, which shall be reviewed before it is disseminated or released;

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Review and discuss with the Corporation’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Corporation’s Form 10-Q and 10-K or other filings or reports;

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Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or GAAP methods on the Corporation’s financial statements;

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Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Corporation’s financial statements, conditions or results and any necessary disclosures related thereto;

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Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies;

•	Discuss with the independent auditors the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90;

•	Require that the Corporation’s independent auditors report to the Committee all of the Corporation’s critical accounting policies and procedures and alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Require that the Corporation’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Corporation’s independent auditors, internal auditors, and management their assessments of the adequacy of the Corporation’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any internal control weaknesses diligently;

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Discuss with the Corporation’s independent auditors, internal auditors and management as appropriate all internal controls reports under the Federal Deposit Insurance Corporation Improvement Act of 1991, and the attestation of the Corporation’s independent auditors to the same;

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Discuss with the Corporation’s independent auditors, internal auditors and management as appropriate any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Corporation’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

•	Review the Corporation’s independent auditors’ attestation and report on management’s assessment of internal control over financial reporting;

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Receive periodic reports from the independent auditors and appropriate officers of the Corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation; and

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Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls or other related matters of the Corporation’s subsidiaries.

C. Independent Auditors

•	Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team;

•	Monitor the independence, qualifications and performance of the independent auditors by, among other things:

1) Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation, addressing the matters set forth in Independence Standards Board Standard No. 1;

2) Reviewing with the independent auditors any relationships between the Corporation and the independent auditors or any services that may impact the objectivity and independence of the auditors;

3) Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

4) Monitor restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating or misleading the Corporation’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

5) If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

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Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Corporation which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Corporation Accounting Oversight Board (or other similar body as may be established from time to time). The Committee may establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation’s quarterly or annual reports required by Section 13(a) of the Exchange Act;

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Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

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Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporation, including in particular the prohibition on employment under Section 10A(l) of the Exchange Act as chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Corporation, during the preceding one-year period;

•	If appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the Corporation’s audit team and any matters of audit quality and consistency; and

•	Require that the independent auditors have access to all necessary Corporation personnel, records or other resources.

D. Internal Audit Function

•	Review and oversee the appointment, performance and replacement of the senior internal audit executive;

•	Review the internal audit plan and assess whether it is consistent with the Corporation’s needs;

•	Review the significant reports to management prepared by the internal auditing department and management’s responses;

•	Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment;

•	Discuss with the independent auditors and approve the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit; and

•	Require that the internal auditors have access to all necessary Corporation resources.

E. Compliance Oversight

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Discuss with management and the internal auditors the Corporation’s processes regarding compliance with applicable laws and regulations, obtain reports from management, the Corporation’s senior internal auditing executive and the independent auditors regarding compliance by the Corporation and its subsidiary entities with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not been implicated;

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

•	Review and approve all related party transactions of the type that would require disclosure under Item 404 of SEC Regulation S-K;

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Establish and oversee procedures for the Corporation to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

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Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies; and

•	Discuss with the Corporation’s legal counsel legal matters that may have a material impact on the financial statements and that may have an impact on the Corporation’s compliance policies.

F. General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly;

•	On a regular basis, as appropriate, meet separately with management (especially the Chief Financial Officer), the internal auditors, and with the independent auditors;

•	Report regularly to the Board on the Committee’s activities;

•	Maintain minutes or other records of the Committee’s meetings and activities;

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Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Prepare the audit committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC;

•	Annually review the performance of the Committee; and

•	Perform any other activities consistent with this charter, the Corporation’s By-Laws, and governing law that the Board or Audit Committee determines are necessary or appropriate.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

REVOCABLE PROXY

THE BANK OF KENTUCKY FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

April 17, 2009

The undersigned hereby appoints Barry G. Kienzle, Herbert H. Works and Robert W. Zapp, or any of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of common stock of The Bank of Kentucky Financial Corporation (“BKFC”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 17, 2009, at 5:00 p.m. Eastern Daylight Savings Time, at the Hilton Hotel, 7373 Turfway Road, Florence, Kentucky 41042, and at any and all adjournments thereof (the “Meeting”), as directed on the reverse side of this card.

The Board of Directors recommends a vote “FOR” Proposal I: the election of the directors nominated; “FOR” Proposal II: the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for BKFC for the current fiscal year; and “FOR” Proposal III: the approval of a non-binding, advisory proposal relating to the compensation of BKFC’s executive officers.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED AND FOR PROPOSALS II AND III. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BKFC.

This Proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or gives written notice of revocation or submits a later-dated proxy received by BKFC before the Meeting.

(PLEASE VOTE AND SIGN ON REVERSE SIDE.)

I.	ELECTION OF DIRECTORS: For a term expiring in 2010.

1. Charles M. Berger 3. Harry J. Humpert 5. John E. Miracle 7. Ruth M. Seligman-Doering 9. Robert W. Zapp	2. Rodney S. Cain 4. Barry G. Kienzle 6. Mary Sue Rudicill 8. Herbert H. Works	☐ FOR all nominees listed to the left (except as specified below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed to the left

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) on the line provided to the right.)

II.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for BKFC for the year ended December 31, 2009.
☐ FOR ☐ AGAINST ☐ ABSTAIN

III.	The approval of a non-binding, advisory proposal on the compensation of BKFC’s executive officers.
☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

Check appropriate box	Date , 2009	NO. OF SHARES

Indicate changes below:

Address Change?  ☐        Name Change?  ☐

Signature(s) in Box

Please sign exactly as your name appears on

this card. When signing as attorney,

executor, administrator, trustee or guardian,

please give your full title. If shares are held

jointly, only one holder’s signature is

required.